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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported): SEPTEMBER 26, 2001





                          SCB COMPUTER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)





           TENNESSEE                   000-27694            62-1201561
 (State or other jurisdiction         (Commission          (IRS Employer
       of incorporation)              File Number)      Identification Number)


 3800 FOREST HILL-IRENE ROAD, SUITE 100, MEMPHIS, TENNESSEE     38125
          (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (901) 754-6577


                                       N/A

          (Former name or former address, if changed since last report)



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ITEM 5.   OTHER EVENTS

      On September 26, 2001, SCB Computer Technology, Inc. ("SCB") issued a press release announcing that the Securities and Exchange Commission has converted its informal inquiry of SCB's accounting and financial practices into a formal investigation. A copy of the press release is filed as Exhibit 99 hereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits:

 Exhibit
 Number                      Description of Exhibit
 ------                      ----------------------

    99     Press release issued by SCB Computer Technology, Inc., on
           September 26, 2001.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:   September 27, 2001

                                    SCB COMPUTER TECHNOLOGY, INC.



                                    By:      /s/  Michael J. Boling
                                       ----------------------------------------
                                                Michael J. Boling
                                         Executive Vice President, Chief
                                         Financial Officer, and Treasurer


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                                  EXHIBIT INDEX

 Exhibit
 Number                      Description of Exhibit
 ------                      ----------------------

    99     Press release issued by SCB Computer Technology, Inc., on
           September 26, 2001.